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                                                                    EXHIBIT 23.2


                            INDEPENDENT AUDITORS' CONSENT


The Board of Directors
The St. Paul Companies, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Incorporation of Documents by Reference" in the registration statement.

                                   /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
March 17, 1998